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                             PICTURETEL CORPORATION

                       1998 ACQUISITION STOCK OPTION PLAN


1.       PURPOSE

         The purpose of this Acquisition Stock Option Plan (the "Plan") is to advance the interests of PictureTel Corporation (the "Company") and its subsidiaries by enhancing the ability of the Company and its subsidiaries to complete acquisitions and attract and retain employees of and consultants to businesses acquired by the Company who are in a position to make significant contributions to the future success of the Company and to encourage them to take into account the long-term interests of the Company.

         The Plan provides for the award of options to purchase shares of the common stock, par value $0.01 per share, of the Company ("Stock"). Options granted pursuant to the Plan will not be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ELIGIBILITY FOR AWARDS

         It is intended that the options hereunder be issued only to employees (excluding directors and officers of the Company) of or consultants to businesses acquired by the Company who, in the opinion of the Board of Directors, are in a position to make a significant contribution to the future success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock. Persons selected for awards under the Plan are referred to herein as "participants."

3.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors (the "Board of Directors") of the Company. The Board of Directors shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such participants as the Board of Directors may select;
(b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine the terms and conditions of each award; (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board of Directors shall be conclusive and shall bind all parties. Subject to Section 8 the Board of Directors shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation



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to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board of Directors shall specify) except that the Board of Directors may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board of Directors to make adjustments required by Section 5(c) and Section 6(i).

         The Board of Directors may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan, as appropriate, to the Board of Directors shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two (2) directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on the date on which it is approved by the Board of Directors of the Company.

         No awards shall be granted under the Plan after the completion of ten
(10) years from the date on which the Plan was adopted by the Board of Directors, but awards previously granted may extend beyond that date.

5.       SHARES SUBJECT TO THE PLAN

         (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be 400,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board of Directors so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to awards then outstanding or subsequently granted under the Plan, the



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exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board of Directors, whose determination shall be binding on all persons.

         The Board of Directors may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(i)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board of Directors that such adjustment is appropriate to avoid distortion in the operation of the Plan.

6.       TERMS AND CONDITIONS OF OPTIONS

         (a) EXERCISE PRICE OF OPTIONS. The exercise price of each option shall be determined by the Board of Directors, but the exercise price, in the case of an original issue of authorized stock, shall not be less than fifty percent (50%) of the fair market value per share of the Stock at the time the option is granted. For purposes of this Plan, fair market value of a share of stock on any date shall be the average of the bid and asked prices at the close of the trading day in the over-the-counter market with respect to such Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such similar system on which the Stock is quoted.

         (b) DURATION OF OPTIONS. Options shall be exercisable during such period or periods as the Board of Directors may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date that is ten (10) years from the date the option was granted or such earlier date as the Board of Directors may specify at the time the option is granted.

         (c) EXERCISE OF OPTIONS. Options shall become exercisable at such time or times and upon such conditions as the Board of Directors shall specify. In the case of an option not immediately exercisable in full, the Board of Directors may at any time accelerate the time at which all or any part of the option may be exercised.

                  (1) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board of Directors may require and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

                  (2) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company



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         may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

                  (3) The Board of Directors shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board of Directors, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board of Directors may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                  (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

         (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (1) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or (2) if so permitted by the Board of Directors, (i) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six (6) months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (ii) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board of Directors, provided, however, that if the Stock delivered upon exercise is an original issuance of authorized Stock, at least so much of the purchase price as constitutes the par value of the Stock shall be paid in cash, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iv) by any combination of the permissible forms of payment; provided, however, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check or promissory note of the person exercising the option.

         (e) RIGHTS AS SHAREHOLDER. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan.



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         (f)     NONTRANSFERABILITY OF AWARDS. Except as the Board of Directors
may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant.

         (g) DEATH. If a participant dies or ceases to be an employee by reason of permanent disability (as determined by the Board of Directors), each option held by the participant immediately prior to death or such permanent disability may be exercised, to the extent it was exercisable immediately prior to death or such permanent disability, by the participant or by the participant's executor or administrator or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board of Directors may determine) beginning with the date of the participant's death or permanent disability but in no event beyond the Final Exercise Date. Except as the Board of Directors may otherwise determine, all options held by a participant immediately prior to death or such permanent disability that are not then exercisable shall terminate on the date of death.

         (h) TERMINATION OF SERVICE OTHER THAN BY DEATH OR PERMANENT DISABILITY. If a participant's employment with the Company and its subsidiaries terminates for any reason other than by death or permanent disability, unless the Board of Directors shall otherwise determine, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date employment terminates shall continue to be exercisable for a period of three (3) months (or such longer period as the Board of Directors may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause that in the opinion of the Board of Directors casts such discredit on the employee as to justify immediate termination of the employee's options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board of Directors, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option. For purposes of this Section 6(h), a change in a classification by the Company to a "W-9 employee" or "W-9 consultant" shall be treated as a termination of employment.

         In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. Options that are exercisable on the date the participant's service as a consultant or adviser terminates shall continue to be exercisable for a period of three (3) months (or such longer period as the Board of Directors may determine, but in no event beyond the Final Exercise Date) unless the consultant or adviser was terminated for cause that in the opinion of the Board of Directors casts such discredit on him or her as to justify immediate termination of his or her options. After



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completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated.

         (i)   MERGERS, CHANGE IN CONTROL, ETC.

               (1) Immediately prior to the occurrence of a Change in Control, each outstanding option granted hereunder shall automatically become exercisable in full unless the Board of Directors shall otherwise expressly provide to the contrary at the time of grant. In addition to the foregoing, the Board of Directors may, in its sole discretion, at any time prior to or after a Change in Control provide that some or all of the unexercised portion of any one or more outstanding options shall be immediately exercisable and vested.

               (2) In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the outstanding capital stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the complete liquidation of the Company or the sale or transfer of substantially all of the assets of the Company (a "Covered Transaction"), all outstanding options will terminate as of the effective date of the Covered Transaction; provided, however, that at least twenty (20) days prior to the effective date of any such merger, consolidation, liquidation or sale of assets, but subject to Section 6(i)(3) and Section 6(i)(4), the Board of Directors shall make all outstanding options exercisable immediately prior to consummation of such Covered Transaction to the extent that such options are not exercisable immediately prior to the consummation of the Covered Transaction pursuant to this Section 6(i)(1).

               (3) If an outstanding option is subject to performance or other conditions (other than conditions relating the mere passage of time and continued employment) which will not have been satisfied at the time of the Covered Transaction, the Board of Directors may, in its sole discretion, remove such conditions. If, however, the Board of Directors does not remove such conditions, such option will terminate, because the conditions have not been satisfied, as of the date of the Covered Transaction notwithstanding Section 6(i)(2).

               (4) With respect to an outstanding option held by a participant who, following the Covered Transaction, will be employed by a corporation which is the surviving or acquiring corporation in such transaction or an affiliate of such corporation, the Board of Directors may, in lieu of the action described in
Section 6(i)(2) or in addition to any option being exercisable immediately prior to consummation of the Covered Transaction pursuant to Section 6(i)(1), arrange to have such surviving or acquiring corporation or affiliate assume the option or grant to the participant a replacement option which, in the judgment of the Board of Directors, is substantially equivalent to the option.

               (5) A "Change in Control" shall be deemed to have occurred if any of the following conditions shall have been satisfied: (i) any Person after the date of the approval of this Plan becomes the Beneficial Owner, directly or indirectly, of securities of the Company



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representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company; (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii) or (iii) of this paragraph) whose election by the Board of Directors or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or being converted into voting securities of the surviving entity, sixty percent (60%) or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company or similar transaction in which no person acquires twenty five percent (25%) or more of the combined voting power of the then outstanding securities of the Company; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company. The term "Person" shall have the meaning given in Section 3 (a) (9) of the Securities Exchange Act of 1934, as modified and used in
Section 13 and Section 14 (d) thereof; provided, however, a Person shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or (iii) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company. The term "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended from time to time.

7.       EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or any parent or subsidiary to terminate them at any time. Except as specifically provided by the Board of Directors in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION



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         Neither the adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

         The Board of Directors may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board of Directors may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board of Directors specifies. The Board of Directors may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants of awards, but no such amendment shall adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

9.       GOVERNING LAW

         This Plan shall be governed by, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.




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